SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 21, 2005

                         TII NETWORK TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
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                            (State of Incorporation)

                1-8048                                66-0328885
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         (Commission File No.)                 (IRS Employer Identification No.)

                  1385 Akron Street, Copiague, New York 11726
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               (Address of Principal Executive Offices) (Zip Code)

                                 (631) 789-5000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.03       AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
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                CHANGE IN FISCAL YEAR.
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         On December 21, 2005, the Company, by action of its Board of Directors, changed the Company's fiscal year from one ending on the last Friday of June to one ending on December 31, and its fiscal quarters from quarters ending on the last Friday of each calendar quarter to quarters ending on the last day of each calendar quarter. A Report on Form 10-K will be filed covering the transition period from June 26, 2004 through December 31, 2005.

                                   SIGNATURES
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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     TII NETWORK TECHNOLOGIES, INC.


Date: January 3, 2005                By: /s/ Timothy J. Roach
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                                         Timothy J. Roach,
                                         President and Chief Executive Officer